EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Registrant certify, to the best of their knowledge, that the registrant’s Annual Report on Form 10-K for the period ended September 30, 2013 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

China Grand Resorts, Inc.

/s/ Menghua Liu

Menghua Liu

Chief Executive Officer and Acting Chief Financial Officer

Date: December 30, 2013